                                                                    EXHIBIT 10.6


                           SECOND AMENDMENT TO LEASE

            COMMENCEMENT DATE & RENTAL COMMENCEMENT DATE ADJUSTMENT

THIS SECOND AMENDMENT TO LEASE ("Amendment") by and between IM JOINT VENTURE, a Texas joint vent VERIO, INC. a Delaware corporation ("Tenant"), is executed as of the 17th day of July, 1997.

                              W I T N E S S E T H

WHEREAS, Landlord and Tenant have heretofore entered into that certain Lease, dated May 24, 1997, and that certain First Amendment to Lease dated June 16, 1997 (collectively the "Lease"), under the terms of which Landlord [eased to Tenant certain "Leased Premises" located in the "Building" (as those terms are defined in the Lease);

Now, THEREFORE, for and in consideration of the Premises. the mutual covenants contained herein and in the Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Landlord and Tenant hereby covenant and agree as follows:

         1. DEFINED TERMS. Terms defined in the lease and delineated herein by initial capital letters shall have the same meaning ascribed thereto in the Lease, except to the extent that the meaning of such term is specifically modified by the provisions hereof In addition, other terms not defined in the Lease but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto in this Amendment. Terms and phrases which are not delineated by initial capital letters shall have the meanings commonly ascribed thereto.

         2. COMMENCEMENT DATE, Section 1.5 of the Lease Agreement is hereby amended as follows:

         Commencement Date shall mean June 21, 1997. Tenant shall be deemed to commence occupancy of the Leased Premises on the date Tenant takes possession of the Leased Premises for the purpose of equipping, furnishing, and improving the Leased Premises.

         3. RENTAL COMMENCEMENT DATE. Section 1.21 of the Lease Agreement is hereby amended as follows:

         Rental Commencement Date shall mean July 21, 1997.

         4. BASE RENTAL . Section 1. 1. of the Lease Agreement is hereby amended and hereafter Base Rental shall mean:

         From the "Commencement Date" (defined in Section 2. of this Second Amendment to Lease) until the "Rental Commencement Date" (defined in
         Section 3 of this Second Amendment to Lease), the sum of Zero and 00/100ths Dollars ($0.00) per month;

         From July 21. 1997 through September 20, 1997, the sum of Five Thousand Eight Hundred and 89/100ths Dollars ($5,800.89) per month,

         From September 21, 1997 through April 20, 1998, the sum of Twelve Thousand Nine Hundred Forty-two and 68/100ths Dollars ($I 2,942.68) per month;

         From April 21, 1998 through July 20, 1999, the sum of Seventeen Thousand Eighty and 07/100ths Dollars ($17,080.07) per month;

         From July 21, 1999 through July 20, 2000, the sum of Seventeen Thousand Six Hundred Sixty-four and 17/100ths Dollars ($I 7,664.17) per month;

         From July 21, 2000 through July 20, 2001, the sum of Seventeen Thousand Nine Hundred Fifty-six and 33/100ths Dollars ($17,956.33) per month; and

         From July 21, 2001 through July 20, 2002, the sum of Eighteen Thousand Fourteen and 65/100ths Dollars ($18,014.65) per month.

         6. LEASED PREMISES. Paragraph I of the First Amendment to Lease is hereby amended and hereafter Definition of Leased Premises shall mean:

                          SECTION 1.10. LEASED PREMISES shall mean,
                 collectively, (i) Suite 2004 in the Building ("Initial Premises"), Suite 2005 in the Building ("Suite 2005 Space"), and Suite 2006 in the Building ("Suite 2006 Space"). Notwithstanding anything in this Lease to the contrary, Tenant shall have no right to occupy the Suite 2006 Space until July 21, 1997, and shall have no right to occupy or store any of its property in the Suite 2005 Space until April 21, 1998, unless Tenant shall have obtained Landlord's prior written consent to an earlier occupancy of the applicable portion or portions of the Leased Premises. The Base Rental payable by Tenant has been calculated on the basis of the portion of the Leased Premises to be occupied by Tenant during each applicable period during the Lease Term. In the event that Tenant takes earlier occupancy of a portion of the Leased Premises, the Base Rental shall be adjusted accordingly.

         5. COMMISSIONS. Landlord and Tenant hereby indemnify and hold each other harmless against any loss, claim, expense or liability with respect to any commissions due or brokerage fees claimed on account of the execution of this Amendment due to any action of the indemnifying party.

         6. EFFECT OF AMENDMENT. Except as expressly amended by the provisions hereof, the terms and provisions contained in the Lease shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Lease shall remain in full force and effect as stated therein. except to the extent specifically modified b the provisions of this Amendment. This amendment and the Lease shall be construed as one instrument.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

                                 LANDLORD
                                 --------

                                    IM JOINT VENTURE, a Texas joint venture

                                    By: IFM PARTNERSHIP,  a Texas general
                                    partnership, a Joint Venturer

                                        By:  /s/ Harlan R. Crow
                                           -----------------------------------
                                        Name:  Harlan R. Crow
                                             ---------------------------------
                                        Title: Partner

                                 TENANT
                                 ------

                                    VERIO, INC., a Delaware corporation

                                        By:
                                           -----------------------------------
                                        Name:  James M. Kieffer
                                             ---------------------------------
                                        Title:  Vice President, Officer
                                              --------------------------------
                                                Operations
                                              --------------------------------

                                LEASE AGREEMENT

                                    between

                                IM JOINT VENTURE

                                      and

                                  VERIO, INC,

                                LEASE AGREEMENT

                                    between

                                IM JOINT VENTURE

                                      and

                                  VERIO, INC.

                                LEASE AGREEMENT

                                    INFOMART
                             WHERE TECHNOLOGY LIVES

THIS LEASE AGREEMENT (the "Lease") is made and entered into as of the 24th day of July, 1997, by and between IM JOINT VENTURE, a Texas joint venture ("Landlord"), whose address is 1950 Stemmons Freeway, Dallas, Texas 75207 and VERIO, INC., a Delaware corporation ("Tenant"), whose address is 9250 East Costilla Avenue, Suite 400, Englewood, Colorado 80112. If there shall be more than one party executing this Lease as Tenant, their obligations shall be joint and several. As used in this Lease, the terms set forth in Article I of this Lease shall have the respective meanings indicated in such Article.

Subject to all of the terms and conditions of this Lease, and in consideration of the mutual covenants and obligations contained in this Lease, Landlord and Tenant agree as follows:

                            ARTICLE I - DEFINITIONS

SECTION II.  BASE RENTAL shall mean

         From the "Commencement Date" (defined in Section 1.5 hereof) until the "Rental Commencement Date" (defined in Section 1.21 hereof), the sum of Zero and 00/100ths Dollars ($0.00) per month; and

         From July 1, 1997 through August 31, 1997, the sum of Five Thousand Eight Hundred and 89/100ths Dollars ($5,800.89) per month; and

         From September 1, 1997 through March 31, 1998, the sum of Twelve Thousand Nine Hundred Forty-two and 68/100ths Dollars ($12,942.68) per month; and

         From April 1, 1998 through June 30, 1999, the sum of Seventeen Thousand Eighty and 07/100ths Dollars ($17,080.07) per month; and

         From July 1, 1999 through June 30, 2000, the sum of Seventeen Thousand Six Hundred Sixty-four and 17/100ths Dollars ($17,664.17) per month; and

         From July 1, 2000 through June 30, 2001, the sum of Seventeen Thousand Nine Hundred Fifty-six and 33/100ths Dollars ($17,956.33) per month; and

         From July 1, 2001 through June 30, 2002, the sum of Eighteen Thousand Fourteen and 65/100ths Dollars (S18,014.65 per month.

SECTION 1.2.  BASE YEAR shall mean 1997.

SECTION 1.3. THE "BUILDING" shall mean the information processing market center located upon the real property (the "Property") described in Exhibit "A" attached hereto and incorporated herein.
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SECTION 1.4.  BUILDING RULES shall mean rules and regulations adopted and altered by Landlord from time to time for the safety, care and cleanliness of the Leased Premises and the Building and for the preservation of good order therein, all of which will be sent by Landlord to Tenant in writing and shall thereafter be carried out and observed by Tenant. The initial Building Rules are attached hereto as Exhibit "B".

SECTION 1.5. COMMENCEMENT DATE shall mean the earlier of the date Tenant actually occupies the Leased Premises or June 1, 1997, except as the same may be delayed pursuant to Section 2.1 of this Lease. Tenant shall be deemed to commence occupancy of the Leased Premises on the date Tenant takes possession of the Leased Premises for the purpose of equipping, furnishing, and improving the Leased Premises.

SECTION 1.6. COMMON AREAS shall mean those areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas, lobby areas, meeting rooms, auditoriums, exhibit halls and other similar facilities provided for the common use or benefit of tenants generally.

SECTION 1.7. INFOMART shall mean "INFOMART - Where Technology Lives" and shall include that certain Building and Property as the same currently exists or as it may from time to time hereafter be expanded or modified.

SECTION 1.8. INSURANCE COSTS shall mean all costs incurred by Landlord in providing insurance. including but not limited to, property, liability and casualty insurance, on the Building and Property, but excluding all insurance costs which Tenant is required to provide under Section 5.3 hereof

SECTION 1.9. LEASE TERM shall mean a term which begins on the Commencement Date and continues for sixty (60) months after the Rental Commencement Date.

SECTION 1.10. LEASED PREMISES shall mean Suite 2004 in the Building, as defined in Section 1.13, and as outlined or marked in red on the floor plan of the Building attached to this Lease as Exhibit "C".

SECTION 1.11. PERMITTED USE shall mean use for the display and marketing of information processing and communications products and services and for offices, storage and service areas incidental and related to such use, and to include Internet customer support operation.

SECTION 1.12. RELOCATION SPACE shall mean a space designated by Landlord of comparable size to the Leased Premises.

SECTION 1.13. RENTABLE SQUARE FEET shall mean the Usable Square Feet of the Leased Premises, together with an additional amount representing a portion of the Common Areas, Service Areas and other non-tenant space on floors two (2) through six (6) in the Building. For purposes of this Lease, the parties have agreed that the Leased Premises shall be deemed to consist of 5,828 Rentable Square Feet (Suite 2004) from June 1, 1997 through June 30, 1997; and 10,177 Rentable Square Feet (Suites 2004 and 2006) from July 1, 1997 through March 31, 1998; and

12,842 Rentable Square Feet (Suites 2004, 2005 and 2006) from April 1, 1998 through June 30, 2002 on floors two (2) through six (6) of the Building which shall be deemed to consist of 1,056,200 Rentable Square Feet. However, both Landlord and Tenant acknowledge that neither of these figures was calculated by measuring the areas of actual Common Areas, Service Areas and other non-tenant spaces in the Building and neither Landlord nor Tenant shall have a right to demand remeasurement or recalculation of the Rentable Square Feet amounts for Floors two (2) through six (6) or the Leased Premises.

SECTION 1.14. SECURITY DEPOSIT as used in Section 6.9 hereof shall mean Nine Thousand Nine Hundred Thirty-Five and 08/100ths Dollars ($9,935.08).

SECTION 1.15. SERVICE AREAS shall mean those areas within the outside walls used for elevator mechanical rooms, building stairs, elevator shafts, flues, vents, stacks, pipe shafts and vertical penetrations (but shall not include any such areas for the exclusive use of a particular tenant).

SECTION 1.16. TAXES shall mean all taxes and assessments and governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Leased Premises or the Property or any part thereof, or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Property or its operation.

SECTION 1.17. TENANT'S PROPORTIONATE SHARE shall mean a fraction, the numerator of which is the number of Rentable Square Feet comprising the Leased Premises, and the denominator of which is the number of Rentable Square Feet comprising floors two (2) through six (6) of the Building. Accordingly, the parties acknowledge and agree that Tenant's Proportionate Share under this Lease is .552 percent from June 1, 1997 through June 30, 1997; .964 percent from July 1, 1997 through March 31, 1998 and 1.22 percent from April 1, 1998 through June 30, 2002.

SECTION 1.18. TRADE FIXTURES shall mean any and all signs placed by Tenant within the Leased Premises pursuant to provisions hereof and any and all items of property used by Tenant in the Leased Premises, including but not limited to furniture and equipment; provided, however, that the term Trade Fixtures shall not include any permanent leasehold improvements, including but not limited to any floor, wall or ceiling coverings, any interior walls or partitions, any lighting fixtures, track lights or any property which is a part of or associated with any electrical, plumbing, or mechanical system, notwithstanding that the same may have been installed within the Leased Premises.

SECTION 1.19. USABLE SQUARE FEET shall mean the gross number of square feet enclosed by the surface of the exterior glass walls, the midpoint of any walls separating portions of the Leased Premises from those of adjacent tenants, the stab penetration line of all walls separating the Leased Premises from Service Areas and the corridor side of walls separating the Leased Premises from Common Areas.

SECTION 1.20. UTILITY COSTS shall mean all costs incurred by Landlord in providing electricity, gas, water and sewage disposal facilities to the Building, including, without limitation, electricity used for heating, air conditioning, operation of office machines and other equipment used on or about the Building, and elevator and escalator service and lighting, but excluding all such costs which Tenant may, from time to time, be obligated under the provisions of Section 2.5 hereof to pay on a separately metered basis.

SECTION 1.21.  RENTAL COMMENCEMENT DATE shall mean July 1, 1997.

                                   ARTICLE 2

SECTION 2.1. LEASED PREMISES AND TERM. Landlord does hereby lease, demise and let to Tenant and Tenant does hereby lease and take from Landlord the Leased Premises for a term beginning on the Commencement Date and continuing in full force and effect for the Lease Term, unless this Lease is terminated earlier pursuant to the provisions hereof. The Leased Premises are demised hereby subject to all easements, restrictions, agreements of record, mortgages and deeds of trust, and zoning and building laws. If Landlord is unable to deliver possession of the Leased Premises to Tenant as of the Commencement Date specified in Article I for any reason, including, without limitation, the holding over of any tenant or occupant of the Leased Premises, then the term "Commencement Date" shall mean such subsequent date upon which the Landlord is able to deliver possession of the Leased Premises to Tenant, and such failure to deliver possession of the Leased Premises on the Commencement Date specified in Article I hereof shall not constitute a default by Landlord hereunder or render Landlord liable for any loss or damage that may be incurred as a result of such failure. If the Leased Premises are delivered to Tenant for occupancy on a date prior to the Commencement Date specified in Article I hereof, Tenant agrees to accept and occupy the Leased Premises on such date and the term "Commencement Date" shall mean such date. Tenant shall commence to furnish, equip, and improve the Leased Premises, in accordance with Section 4.2(a) hereof, on the Commencement Date. Landlord shall have no obligation to furnish, equip or improve the Leased Premises. By occupying the Leased Premises, Tenant shall be deemed to have accepted the same and to have acknowledged that the same comply fully with Landlord's covenants and obligations hereunder.

SECTION 2.2. USE. The Leased Premises shall be used and occupied by Tenant solely for the Permitted Use and for no other purpose. Warehousing and on-site delivery to customers is prohibited in the Building or any part thereof. Payment for products or services that are of a retail sales nature are prohibited (provided, however, that payment or partial payment for orders taken at the Leased Premises for future delivery to a buyer will be allowed if it is within the Tenant's normal business practice and is not of a retail sales nature, it being the intention hereof to permit payments or partial payments intended to bind an order for future delivery without in any way qualifying or circumventing the prohibition within the Building against retail sales).
Tenant warrants and represents to Landlord that it is a producer of hardware, software or services utilizing information processing equipment (and, if the Tenant's business includes the resale of products or services, Tenant warrants and represents that it adds to or enhances the value of such products or services). Tenant shall not refuse to take purchase orders from any such person by reason of the geographical location of such person's business.
Tenant shall not use or allow the Leased

Premises to be used in any manner which obstructs or interferes with the rights of other tenants of the Building or injures or annoys such tenants, and Tenant shall not cause, maintain or permit any nuisance in, on or about the Leased Premises or the Building, or permit or suffer to be committed any defacement, injury or waste to, in, on, or about the Leased Premises or the Building.

SECTION 2.3. BASE RENTAL. Tenant agrees to pay the Base Rental to Landlord for each month during the Lease Term as herein provided. Base Rental for the first month of the Lease Term shall be due and payable in advance on the Rental Commencement Date, and Base Rental for each and every month thereafter during the Lease Term shall be due and payable in advance on the first day of the month and be deemed delinquent by the fifth (5th) business day thereafter. If the Rental Commencement Date is a day other than the first day of a calendar month or in the event this Lease terminates on other than the last day of a calendar month, then Base Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. In the event that Tenant fails to make any payment of Base Rental or any other sums due hereunder on or before the date any such payment becomes due and payable, the Tenant shall also be obligated to pay interest on such past due amounts at a rate equal to the lesser of eighteen percent (18%) per annum or the highest rate permitted by law, such interest being in addition to and cumulative of any other rights and remedies which Landlord may have hereunder with regard to the failure of Tenant to make any payment of Base Rental or any other sum due hereunder.

SECTION 2.4. TENANT'S PROPORTIONATE SHARE OF TAXES, INSURANCE COSTS AND UTILITY COSTS. In addition to the payment of Base Rental, Tenant shall pay to Landlord Tenant's Proportionate Share of Utility Costs, Insurance Costs and Taxes, in accordance with the following provisions:

         (a) Tenant shall pay to Landlord, either in the form of a lump sum payment due and payable upon demand by Landlord or on a monthly basis contemporaneously with the payment of Base Rental, as Landlord may elect, (i) an amount reasonably estimated by Landlord to be Tenant's Proportionate Share of all Utility Costs for each calendar year or portion thereof during the Lease Term, (ii) an amount reasonably estimated by Landlord to be Tenant's Proportionate Share of all Insurance Costs for each calendar year or portion thereof during the Lease Term and (iii) an amount reasonably estimated by Landlord to be Tenant's Proportionate Share of the amount, if any, by which Taxes for each calendar year or portion thereof during the term of this Lease exceed Taxes for the Base Year.

         (b) If at any time Landlord shall have reasonable grounds to believe that actual Utility Costs, Insurance Costs or Taxes incurred will vary from such estimates, then Landlord reserves the right to revise such estimates accordingly. Upon any, such revision, Landlord may, at Landlord's election, either
                 (i) require Tenant to make a lump sum payment to Landlord reflecting such revised estimate or (ii) require that the monthly payments due and payable to Landlord by Tenant under this Section be revised to an amount which will amortize such revised estimate over the remainder of the calendar year in which any such revision is made by Landlord.

         (c) Within sixty (60) days after the end of any calendar year during which such payments were made by Tenant, a lump sum payment (or credit against the next succeeding installments of Base Rental, if any, in case of amounts owed by Landlord to Tenant) shall be made from Tenant to Landlord or from Landlord to Tenant, as the case may be, so that Tenant shall have paid to Landlord only Tenant's Proportionate Share of (i) Utility Costs for the previous calendar year, (ii), Insurance Costs for the previous calendar year, and (iii) the amount, if any, by which Taxes for the previous calendar year exceed Taxes for the Base Year and no more, which obligation to make such reconciliation payment shall survive the termination of the Lease.

         (d) If the Rental Commencement Date is a day other than the first day of a calendar month or if this Lease terminates on other than the last day of a calendar month, then the amounts due and owing by Tenant to Landlord under this Section shall be prorated accordingly.

SECTION 2.5. SEPARATELY METERED UTILITIES AND UTILITY USAGE. Tenant shall pay upon demand or receipt of an invoice all amounts due and owing with respect to utilities furnished to the Leased Premises which may, from time to time, be separately measured and charged to the Tenant by Landlord or any public utility as may furnish such utilities to the Leased Premises. In the event that any electrical services required or used in the Leased Premises shall exceed seven
(7) watts per square foot of Usable Square Feet within the Leased Premises. Landlord may, at Tenant's sole cost and expense, cause the installation of all facilities necessary to separately meter electrical usage within the Leased Premises and/or cause the installation of such riser or risers, wiring, transformer, or electrical panels as are required to meet Tenant's excess electrical requirements (the cost and expenses incurred with respect to any such installation to be due and payable by Tenant to Landlord upon demand), and Tenant shall pay to Landlord or, at the election of Landlord, to the applicable public utility, promptly upon receiving any invoice, all charges for electrical usage within the Leased Premises in excess of seven (7) watts per square foot of Usable Square Feet within the Leased Premises; which payment, if any, shall be in addition to sums required to be paid by Tenant pursuant to Section 2.4 above. Notwithstanding the foregoing, Landlord may refuse to install, and may withhold consent for Tenant's installation of, any riser, wiring, transformer, or electrical panel if, in Landlord's sole judgment, the same are not necessary or would cause permanent damage or injury to the Building or the Leased Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs, or expense or interfere with or disturb other tenants or occupants of the Building. In no event shall Landlord incur any liability or obligation with respect to Landlord's refusal to install, or withholding consent for Tenant's installation of, any such additional electrical facilities or equipment.

SECTION 2.6. ADDITIONAL RENT: PAYMENTS. All sums of money due and payable by Tenant to Landlord under the term of this Lease in addition to the Base Rental shall constitute additional rent hereunder. Landlord shall have the same remedies for default in the payment of additional rent as are available to Landlord in the case of a default in the payment of Base Rental. All rent shall be payable at Landlord's address as provided herein (or at such other address as may be designated by Landlord from time to time). Tenant agrees to pay all rent under this Lease at the times and in the manner herein provided, without demand, counterclaim or set-off.

                                   ARTICLE 3

SECTION 3.1. UTILITIES. Landlord shall use reasonable efforts to cause public utilities to furnish electricity to the Leased Premises and water to the Building to the extent and in such manner as is reasonably deemed by Landlord to be standard for the Building.

SECTION 3.2. SERVICES TO BE FURNISHED BY LANDLORD TO TENANT. Landlord shall furnish or cause to be furnished during the Lease Term:

         (a) Central heating and air conditioning to the Leased Premises and enclosed public areas of the Building in season;

         (b) Non-exclusive passenger escalator and elevator service and non-exclusive freight elevator service;

         (c) Electric lighting service for all public areas of the Building;

         (d) Janitorial service for the corridors and other public areas of the Building; and

         (e)     Public toilets and restrooms and public drinking fountains;

Such services shall be provided during normal business hours, reasonably established by Landlord, at such locations, in such manner and to the extent deemed reasonable by Landlord, to be adequate for the use and occupancy of the Building, with due regard for the prudent control of energy.

SECTION 3.3. LANDLORD'S FAILURE TO PROVIDE UTILITIES OR SERVICES. Failure by Landlord to any extent to furnish or cause to be furnished the utilities or services described in Section 3.1 and 3.2, or any cessation or interruption thereof, resulting from any cause, including without limitation, mechanical breakdown, overhaul or repair of equipment, strikes, riots, acts of God, shortages of labor or material, compliance by Landlord with any voluntary or similar governmental or business guidelines, governmental laws, regulations or restrictions, or any other similar causes shall not render the Landlord liable in any respect for damages to either person or property, for any economic loss or other consequential damages incurred by Tenant as a result thereof, be construed as an eviction of Tenant, result in an abatement of rent, or relieve Tenant from its obligation to perform or observe any covenant or agreement contained in this Lease. Notwithstanding the foregoing, in the event that the Leased Premises are rendered untenantable due to the failure or interruption of the utilities described in Section 3.1 hereof (for any reason other than Tenants fault or neglect) for sixty (60) or more consecutive days, Landlord agrees to reimburse Tenant for any Base Rental owed during that period.

SECTION 3.4. PEACEFUL ENJOYMENT. Subject to the other terms of this Lease, Landlord covenants that Tenant shall, and may peacefully have, hold and enjoy the Leased Premises for the Lease Term free of any claims by any party claiming by, through or under Landlord, provided that

Tenant pays the rent to be paid by Tenant under this Lease and performs all of Tenant's covenants and agreements herein provided. Landlord shall be entitled to cause Tenant to relocate from the Leased Premises to a Relocation Space within the Building at any time upon reasonable written notice to Tenant (which notice shall not be given in excess of ninety (90) days prior to such relocation). At the time Landlord notifies Tenant of Landlord's exercise of the relocation right, Landlord shall notify Tenant of the proposed Relocation Space and the terms of such relocation. Tenant shall have fifteen (15) days from the receipt of Landlord's notice to accept or reject the proposed Relocation Space. In the event Tenant rejects such Relocation Space, Tenant may, upon ten (I 0) days written notice to Landlord terminate this Lease for the Leased Premises upon payment to Landlord an amount equal to the unamortized balance of Allowance (as defined in Exhibit "E" attached hereto) as of the date Tenant terminates this Lease. In the event Tenant does not respond to Landlord within such fifteen (15) day period, Tenant shall be deemed to have accepted the Relocation Space and Landlord and Tenant shall enter into an agreement specifying the terms and conditions of such relocation. Landlord or the third party tenant replacing Tenant in the Leased Premises shall pay all reasonable costs of accomplishing such relocation.- Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, "Leased Premises' shall refer to the Relocation Space into which Tenant has been moved, rather than the original Leased Premises as herein defined.

                                   ARTICLE 4

SECTION 4.1. OPERATION. During all market exhibitions and shows designated by Landlord as dealing with the class of goods and services specified in Article I of this Lease under the definition of Permitted Use, and during such other shows and market exhibitions as Landlord reasonably deems necessary, and, if the Leased Premises front on the atrium within the Building, at all other times during all normal business hours of the Building, Tenant shall keep the Leased Premises open for business for the Permitted Use, with adequate staff, during the entire period of each such market or show. If the Leased Premises front on the atrium of the Building, the failure of Tenant to initially occupy the Leased Premises and open the same for business for the Permitted Use by September 1, 1997 with adequate staff, shall, at the option of Landlord, be an event of default hereunder.

SECTION 4.2.  ALTERATIONS, IMPROVEMENTS AND ADDITIONS.

         (a) Tenant shall furnish, equip and improve the Leased Premises with partitions, lighting fixtures, wall and floor coverings, paintings and other interior decoration suitable for a trade mart and of a quality and design consistent with the standards generally observed by Landlord. Prior to the commencement of any such work, Tenant shall submit to Landlord for its written approval, detailed plans and specifications providing for the initial furnishing, equipping and improving of the Leased Premises. Two (2) complete sets of final working drawings and specifications of materials relating to all improvements ("Improvements") that Tenant desires to be installed in the Leased Premises shall be submitted to Landlord no later than thirty (30) days prior to the date specified in Section 1.5 hereof. Such drawings and the specifications of materials shall be subject to approval by

                 Landlord. Any delay occasioned as a result of Landlord's disapproval of Tenant's plans and specifications shall not delay the Commencement Date under this Lease. Upon the approval of the plans and specifications by Landlord, Tenant shall commence to equip, furnish, and improve the Leased Premises, and shall diligently and continuously prosecute such work to completion on or before September 1, 1997. The failure of Tenant to complete such work on or before the date specified in the preceding sentence shall, at the option of Landlord, be an event of default hereunder. Any further alterations, improvements or additions to the Leased Premises (including constructing partitions, installing light fixtures or painting or changing the color of any painted surface or the color type of any wall, floor or ceiling covering) shall likewise require Landlord's prior written approval.

         (b) Any and all furnishing, equipping and improving of or other alteration or addition to the Leased Premises shall be:

                 (i)      made at Tenant's sole cost, risk and expense;

                 (ii) performed in a prompt, good and workmanlike manner with labor and materials of such quality as Landlord may reasonably require;

                 (iii) constructed in accordance with all plans and specifications approved in writing by Landlord prior to the commencement of any such work, provided, however, that Landlord shall have no responsibility with respect to, nor any liability as a result of, defects or deficiencies therein;

                 (iv) prosecuted diligently and continuously to completion and in such manner so as to minimize interference with the normal business operations of other tenants in the Building, the performance of Landlord's obligations under this Lease or any mortgage or around lease covering or affecting all or any part of the Building or the Property, and any work being done by contractor engaged by Landlord with respect to or in connection with the Building; and

                 (v) performed by contractors approved in writing by Landlord, and if requested by Landlord any such contractor and all work to be performed by such contractor shall be fully bonded with companies and in amounts acceptable to Landlord in its sole discretion.

         (c) Any and all alterations, improvements and additions to the Leased Premises (except for Trade Fixtures as specified in
                 Section 4.4 hereof) shall constitute a part of the Leased Premises, and shall be owned by and become the property of Landlord effective as of the termination of this Lease.
                 Tenant shall have no (and hereby waives all) rights to payment or compensation for any such alteration, improvement or addition to the Leased Premises.

SECTION 4.3. MAINTENANCE AND REPAIRS. Tenant shall maintain the Leased Premises, all plate glass and all Trade Fixtures and other improvements situated therein in first class, clean, and safe condition. Tenant shall repair or replace any damage to the Building, or any part thereof, caused by Tenant or Tenant's agents, employees, customers or invitees. All such repair or replacement shall be performed in accordance with the conditions set forth in Section 4.2.(b)(i), (ii), (iii), (iv) and (v).

SECTION 4.4. TRADE FIXTURES. Landlord and Tenant agree that all Trade Fixtures installed in the Leased Premises shall be and remain the property of Tenant and, so long as Tenant is not in default hereunder, may be removed by Tenant prior to or upon the expiration of the Lease Tenn. Tenant shall repair any damage caused by such removal and restore the Leased Premises to such condition as existed prior to the installation of such Trade Fixtures. Any such repair and restoration shall be performed in accordance with the conditions set forth in Section 4.2(b)(i), (ii), (iii), (iv) or (v). Any Trade Fixtures which are not removed from the Leased Premises upon cessation of occupancy by Tenant shall become the property of Landlord. Tenant shall have no (and hereby waives all) rights to payment or compensation for any such item.

SECTION 4.5.  LAWS AND REGULATIONS, BUILDING RULES: INFOMART POLICY STATEMENT.

         (a) Tenant shall comply with all laws, ordinances, rules and regulations of any governmental authority relating to the use, condition or occupancy of the Leased Premises or the Building, including the furnishing, equipping and improving thereof.

         (b) Tenant shall, and shall cause its employees, agents, customers and invitees to comply with the Building Rules adopted and altered by Landlord from time to time. All changes in such rules will be sent by Landlord to Tenant in writing.

         (c) Landlord has prepared a policy statement with respect to the operation of the Building attached hereto as Exhibit "D" which may from time to time be amended, revised or supplemental at Landlord's sole discretion (the "INFOMART Policy Statement"). Tenant shall be responsible for conducting its operations within the Leased Premises and the Building in compliance with the INFOMART Policy Statement. The failure of the Landlord to successfully enforce any provisions of the INFOMART Policy Statement against Tenant, or against any other tenant or occupant of the Building, shall not be deemed to be a waiver of the requirements of the INFOMART Policy Statement.
                 Landlord shall not be responsible to Tenant for nonperformance by any other tenant or occupant of the Building of any of the requirements of the Building Rules or the INFOMART Policy Statement; and Tenant shall be liable for all injuries or damages sustained by Landlord or Landlord's agents or by other tenants, occupants, or invitees of the Building arising by reason of any breach of the requirements of the Building Rules or the INFOMART Policy Statement by Tenant or Tenant's agents, employees or invitees.

SECTION 4.6. LANDLORD'S ACCESS. Landlord and its representatives, agents, officers and contractors shall have the right to enter upon the Leased Premises at any reasonable time for any reasonable purpose, at any time for any emergency, and if a default by Tenant exists hereunder, at any time to show the Leased Premises to prospective tenants. Landlord agrees that to the extent possible it will not unreasonably interfere with the conduct of Tenant's business in the exercise of its rights hereunder.

SECTION 4.7.  ASSIGNMENT AND SUBLETTING BY TENANT

         (a) Tenant shall not, by operation of law or otherwise, (i) assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease. the Leased Premises or any interest therein, (ii) grant any concession or license within the Leased Premises, (iii) grant or transfer any management privileges or rights with respect to the Leased Premises, (iv) sublet all or any part of the Leased Premises or any right or privilege appurtenant to le Leased Premises, or (v) permit any other party to occupy or use all or any part of the Leased Premises. If Tenant is other than an individual person. any conveyance, assignment or transfer of any interest in Tenant shall be deemed to constitute a transfer or assignment prohibited by the immediately preceding sentence, except for sales and other transfers of Tenant's stock to the extent Tenant is a publicly-traded company whose stock is traded on a recognized national exchange or inter-dealer quotation system, or to the extent that the existing owners retain at least a 25% interest in the Company. No consent granted by Landlord to any transfer, assignment or other transaction prohibited by this Section shall release Tenant from any of Tenant's obligations under this Lease or be deemed to constitute a consent to any subsequent assignment, subletting, occupancy or use of the Leased Premises by another person. Subject to the foregoing, the rights and obligations of the parties to this Lease shall inure to the benefit of and be binding upon their respective successors, assigns, heirs and legal representatives. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void and constitute a default by Tenant. Notwithstanding the foregoing, Tenant may, upon written notice to Landlord of the identity of the Affiliate, assign or sublet its interest under this Lease in the Leased Premises to an 'Affiliate" of Tenant, provided (i) that such assignee or subtenant assumes, in full, the obligations of Tenant under this Lease, (ii) such Affiliate's business operations are consistent with the Permitted Use, and (iii) such sublease or assignment shall not operate to release Tenant from its obligations under this Lease. As used herein, the term "Affiliate" shall be a corporation which controls, is controlled by, or is under common control with Tenant (control to be determined, for purposes hereof, by the ownership of in excess of fifty percent (50%) of the issued and outstanding voting stock of such entity).

         (b) All cash or other proceeds of any assignment, sale or sublease of Tenant's interest in this Lease and/or the Leased Premises, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the rents called for hereunder, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. This covenant and assignment shall benefit Landlord and its successors in ownership of the Building and shall bind Tenant, Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee, or purchaser of Tenant's interest in this Lease (all such assignees, sublessees or purchasers being hereinafter referred to as 'Successors"), by occupying the Leased Premises and/or assuming Tenant's obligations hereunder, shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such sale, assignment or subletting, in violation of the provision hereof The acceptance by Landlord of any rent from any sublessee or assignee of Tenant shall not constitute Landlord's consent to such assignment or sublease.

SECTION 4.8. LIGHT, AIR AND VIEW. Neither the diminution nor the shutting off of any natural light, air, or view nor any other effect on the Leased Premises by any structure or condition now or hereafter existing on property adjacent to the Building shall affect this Lease, abate rent, or otherwise impose any liability on Landlord.

SECTION 4.9. TAXES. Tenant shall pay all ad valorem and similar taxes or assessments levied upon or applicable to any of Tenant's Trade Fixtures or any other improvements, equipment, fixtures, furniture or other property situated in the Leased Premises and all license and other fees or charge imposed on the business conducted by Tenant on the Leased Premises. Upon request by Landlord, Tenant will furnish Landlord annually with official tax receipts and other official receipts showing payment of such taxes, assessments, fees and charges. If Landlord shall be required to pay a higher ad valorem tax as a result of Tenant's leasehold improvements, then Tenant shall pay to Landlord, upon demand, the amount of such increase in ad valorem taxes.

SECTION 4.10. LIENS. Tenant shall not place or permit to be placed any lien, affidavit, charge or order upon INFOMART, the Building or the Leased Premises or any part thereof or any interest therein. In the event that any such lien, affidavit, charge or order attaches, regardless of the validity or enforceability thereof, Tenant shall immediately cause the same to be discharged of record. In the event any such lien is attached to the INFOMART, the Leased Premises or the Building, then in addition to any other right or remedy of Landlord, Landlord may but shall not be obligated to discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by the Tenant to Landlord on demand as additional rent.

SECTION 4.11. SUBORDINATION TO MORTGAGES AND LEASES. This Lease shall be subject and subordinate at all times to (a) all ground or underlying leases now existing or which may hereinafter be executed affecting the Building, the Leased Premises and/or the Property (b) the lien or liens of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on the Building, the Leased Premises and/or the Property or Landlord's interest or estate therein or on or against such ground or underlying leases and (c) all renewals, modifications, consolidations, replacements and extensions thereof. The subordinations set forth herein shall be self-operative and effective without the necessity of execution of any further instruments by any party; provided, however, Tenant shall execute and deliver upon demand by Landlord any instruments, releases or other documents requested by any lessor or mortgager for the purpose of confirming the provisions hereof or further subjecting and subordinating this Lease to any such ground lease, mortgage or deed of trust. Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such instruments, releases or documents for or on behalf of Tenant. In the event of the enforcement by the trustee or the beneficiary under any such mortgage or deed of trust, of the remedies provided for by law or by such mortgage or deed of trust, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, Tenant will automatically become the Tenant of such successor in interest without change in the terms or provisions of this Lease; provided. however, that such successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance except prepayments actually delivered to such successor in the nature of security for the performance by Tenant of its obligations under this Lease,
(ii) any payment of the security deposit or any other deposit unless such security deposit or other deposit has actually been delivered to such successor or (iii) any amendment or modification of this Lease made without the written consent of such trustee or such beneficiary or such successor in interest, and Tenant shall execute and deliver an instrument or instruments confirming the attornment and other agreements provided for herein. Further, notwithstanding anything contained in this Lease to the contrary, in the event of any default by Landlord in the performance of its covenants or obligations hereunder which would give Tenant the right to terminate this Lease, Tenant shall not exercise such right unless and until (i) Tenant gives written notice of such default (which notice shall specify the exact nature of said default and the steps necessary to cure same) to the holder of any mortgage or deed of trust encumbering the Building, the Leased Premises and/or the Property who has theretofore notified Tenant in writing of its interest and the address to which notices are to be sent, and (ii) such holder, upon becoming entitled to do so, through foreclosure of its lien, or accepting a deed in lieu of foreclosure, or otherwise, fails to cure or cause to be cured such default within thirty (30) days from the later of the receipt of such notice from Tenant or its becoming entitled to do so, or, if such default relates to a condition which cannot reasonably be cured within such period, such holder commences to cure within such period and thereafter diligently prosecutes the completion of such cure.

SECTION 4.12. CERTIFICATES. At any time and from time to time during the Lease Term, within five (5) days after written request by Landlord, Tenant will execute, acknowledge and deliver to Landlord and any other persons specified by Landlord a certificate certifying (i) that this Lease is in full force and effect, (ii) the date and nature of each modification to this Lease , (iii) the date to which rental and other sums payable to this Lease have been paid, (iv) that Tenant is not aware of any default under this Lease which has not been cured, except such defaults as may be specified in said certificate, and (v) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by Landlord and by any other person to whom it is delivered for such purpose.

SECTION 4.13. LIMITATION ON WEIGHT. Tenant shall not permit upon the floor of the Leased Premises any weight exceeding seventy-five (75) pounds per square foot of floor area.

                                   ARTICLE 5

SECTION 5.1. CONDEMNATION. If all of the Building, or the whole or substantially the whole of the Property (including surface and covered parking associated with the Building) or the

Leased Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building, or the Leased Premises, or the Property is taken by the condemning authority. If less than the whole of the Building or less than the whole or substantially the whole of the Property (including surface and covered parking associated therewith) or the Leased Premises is thus taken or sold, Landlord (whether or not the Leased Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant; in which event this Lease shall terminate as of the date when physical possession of such portion of the Building, Property, or Leased Premises is taken by the condemning authority.
If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by a prorata amount representing that portion of the Base Rental allocable to the portion, if any, of the Leased Premises subject to such taking, and Landlord shall, to the extent Landlord deems feasible, restore the Building shell to substantially their former condition, but such work shall not exceed the scope of the work done by landlord in originally constructing the Building, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Property, the Building or the Leased Premises shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claim to any such compensation. Tenant shall have the right to terminate this Lease within thirty (30) days of any condemnation which takes more than thirty percent (30%) of Tenant's Leased Premises upon payment to Landlord an amount equal to the unamortized balance of Allowance (as defined in Exhibit "E" attached hereto) as of the date Tenant terminates this Lease.

SECTION 5.2. CASUALTY DAMAGE. If the Leased Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's sole discretion, be required (whether or not the Leased Premises shall have been damaged by such casualty) or in the event any mortgagee of Landlord's should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. In the event, and only in the event, that Landlord estimates restoration of the Building shell will require in excess of ninety (90) days and Landlord has not elected to terminate this Lease, Tenant may, at its option, terminate this Lease by notifying Landlord in writing of such termination within fifteen (15) days of receipt of Landlord's notice as to Landlord's estimate of the restoration period. If Landlord does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building shell; except that Landlord's obligation to restore shall not require Landlord to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the casualty. When the repairs described in the preceding sentence have been completed by Landlord, Tenant shall restore all improvement necessary to permit Tenant's re-occupancy of the Leased Premises, and the restoration of Tenant furniture and equipment. All cost and expense of reconstructing the Leased Premises shall be borne by Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence,

Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Leased Premises are unfit for occupancy and are unoccupied. If the Leased Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair and restoration of the Building and Tenant shall be liable to Landlord for rent and for the cost of repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds actually received by Landlord.

SECTION 5.3.  INSURANCE.

         (a) Landlord shall not be obligated to insure any of Tenant's goods. Trade Fixtures, furniture or any other property placed in or incorporated in the Leased Premises or the Building.

         (b) Tenant shall, at its sole cost and expense, procure and maintain during the Lease Term, commercial general liability insurance (such insurance to afford minimum protection of not less than $5,000,000.00 combined single limit coverage of bodily injury, property damage or combination thereof), property insurance with respect to Tenant's personal property, inventory and leasehold improvements written on an all "All Risk" basis for full replacement cost, worker's compensation and employer's liability insurance, comprehensive catastrophe liability insurance and such other insurance as Landlord may, from time to time, reasonably require. In addition, Tenant agrees to obtain a fire legal liability endorsement or other coverage satisfactory to Landlord which removes the "owned, rented or occupied' property exclusion from Tenant's liability policy. All such insurance shall be maintained by companies on forms and in amounts approved by Landlord.

         (c) In the event that Tenant fails to take out or maintain any policy required by this Article to be maintained by Tenant, such failure shall be a defense to any claim asserted by Tenant against Landlord by reason of any loss sustained by Tenant that would have been covered by such policy.

         (d) All policies of insurance required to be maintained by Tenant shall provide that the Landlord shall be given at least thirty
                 (30) days prior written notice of any cancellation or non-renewal of any such policy, except ten (10) days for premium non-payment. A duplicate original of each such policy or a duly executed certificate of insurance with respect to each such policy shall be deposited with Landlord by Tenant on or before the Commencement Date, and a duplicate original of each subsequent policy or a duly executed certificate of insurance with respect to each subsequent policy shall be deposited with Landlord at least fifteen (15) days prior to the expiration of the policy then in force.

         (e) Tenant shall not do or permit anything to be done in the Building or about the Leased Premises nor bring nor keep nor permit anything to be brought to or kept therein, which will in any way increase the existing rate of or affect any fire or other insurance which Landlord carries upon any part of the Building or any of its contents, or cause a cancellation or invalidation of any such insurance. If the annual premiums to be paid by Landlord with respect to any insurance obtained by Landlord covering any part of the Building or any of its contents shall exceed the standard rates because of Tenant's operations, or contents of the Leased Premises or because improvements with respect to the Leased Premises result in extra- hazardous exposure, Tenant shall pay the excess amount of the premium within thirty (30) days of Tenant's receipt of written notice by Landlord; and in the event such increase is due to extra-hazardous exposure, Landlord shall have the further right, exercisable in Landlord's sole discretion, to terminate this Lease by giving written notice of such election to Tenant. provided Landlord permits Tenant fifteen (15) business days to eliminate the extra-hazardous exposure.

         (f) Subject to the conditions hereinafter specified in this Subsection (f) and only to the extent that and so long as the same is permitted under the laws and regulations governing the writing of insurance within the State of Texas with respect to the respective insurance that is to be carried by either Landlord or Tenant covering losses arising out of the destruction or damage to the Leased Premises or its contents or to other portions of the Building or to Tenant's occupancy and operation of the Leased Premises without invalidating or nullifying any such policy, or providing a defense to the applicable insurance carrier with respect to the coverage of any such policy, all such insurance carried by either Landlord or Tenant shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the insurance carrier. Notwithstanding the foregoing, nothing contained herein shall require either party to obtain the inclusion of such a waiver of rights of subrogation in the event that, because of the cost or premium attributable to such waiver, the obtaining of such waiver is not feasible and reasonable. Except as otherwise provided in Section 5.2 hereof or in the event that such waivers contemplated by this sentence will invalidate, nullify, or provide a defense to coverage under any such insurance policy or are not obtainable for the reasons described in this Subsection (f), Landlord and Tenant each hereby waive any and all rights of recovery, claims, actions or causes of action against the other, its agents, officers, or employees, or any loss or damage that may occur to the Leased Premises or the Building, or any improvements thereto, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss and damage is recoverable under such insurance policy. The waivers set forth in the immediately preceding sentence shall be in addition, and not substitution for. any other waivers, indemnities, or exclusions of liabilities as set forth in this Lease, including, without limitation, Sections 5.5 and 5.6 of the Lease.

SECTION 5.4. SURRENDER OF LEASED PREMISES. Upon termination of this Lease or Tenant's right to possession of the Leased Premises, Tenant shall peaceably and quietly surrender the Leased Premises to Landlord, broom-clean and in a good state of repair and condition, excepting only ordinary wear and tear. Upon request of Landlord, Tenant shall demolish or remove all or any portion of any Trade Fixtures and other property or the making of any such alteration, improvement, addition or change. All such demolition, removal and restoration shall be performed in accordance with the conditions set forth in Section 4.2(b). Upon termination of this Lease, Tenant will also surrender to Landlord all keys to the Leased Premises and inform Landlord of all combinations on locks, safe, and vaults, if any, at the Leased Premises.

SECTION 5.5. DAMAGES FROM CERTAIN CAUSES. Landlord and Landlord's agents and employees shall not be liable or responsible to Tenant or any person claiming through Tenant for any loss or damage or injury to business or to any property or person in, upon or about the Leased Premises or any other portion of the Building arising at any time from any cause, negligent or otherwise, other than solely by reason of the gross negligence or willful misconduct of Landlord or of Landlord's employees or agents acting within the scope of their employment or authority.

SECTION 5.6. HOLD HARMLESS. Landlord shall not be liable to Tenant, or to Tenant's agents, employees, contractors, customers or invitees or to any other person whomsoever for any injury or damage to person or property caused by or arising out of an act, omission or neglect of Tenant, its agents, contractors, subtenants, employees, customers, licensees, concessionaires or invitees or any other person entering the Building under express or implied invitation of Tenant or other tenants of the Building, and Tenant agrees to indemnify and hold Landlord harmless from all liability and claims for any such damage and from all claims, costs, damages or liabilities arising out of the foregoing, including without limitation attorneys' fees and all other out-of-pocket expenses incurred in connection therewith. In any case in which Tenant has agreed to indemnify Landlord or any other person, such indemnity shall be deemed to include an obligation on the part of Tenant to appear on behalf of the indemnified party in any and all proceedings involving a claim or cause of action covered by such indemnity and to defend the, indemnified party against such claim or cause of action, all at Tenant's cost; provided, however, at the option of any party indemnified hereunder, such party shall have the right to appear on its own behalf, employ its own legal counsel and defend any claim or cause of action indemnified in this Section, all at Tenant's cost.

                                   ARTICLE 6

SECTION 6.1. DEFAULT BY TENANT. The occurrence of any one or more of the following events shall constitute a default by Tenant under this Lease:

         (a) Failure of the Tenant to pay rent or any other amount due under this Lease as and when due and payable within five (5) days after Tenant's receipt of Landlord's written notice of such failure to pay. Failure to pay any other amount due under this Lease within thirty (30) days after Tenant's receipt of Landlord's written notice of such failure to pay. Landlord shall be required to give such notice only twice in any twelve (12) month period;

         (b) Failure of the Tenant to perform, observe, or comply with or default under any of the terms, covenants, conditions or provisions contained in Section 4.1 of this Lease within twenty-four (24) hours after written notice to Landlord with respect thereto, provided that Landlord shall be required to give such notice only twice in any twelve (12) month period and the third violation of the provisions contained in

                 Section 4.1 hereof by Tenant shall constitute a default by Tenant hereunder whether or not Landlord shall provide Tenant with notice thereof,

         (c) Failure of the Tenant to perform, observe, or comply with or default under any negative covenant or agreement set forth in the Lease and all other covenants and agreements set forth in this Lease which prohibit or restrict Tenant from taking or omitting to take any action without the consent of the Landlord or which requires the Tenant to take action upon the request of the Landlord;

         (d) Failure of the Tenant to perform, observe, or comply with or default under any of the terms, covenants, conditions or provisions contained in this Lease (other than covenants to pay rent, the covenants set forth in Section 4.1 of this Lease, negative covenants and agreements set forth in this Lease and all other covenants and agreements set forth in this Lease which prohibit or restrict the Tenant from taking or omitting to take any action upon request of the Landlord) and such failure or default is not cured to Landlord's satisfaction within fifteen (15) calendar days after the Landlord has given Tenant written notice thereof,

         (e) The interest of Tenant under this Lease shall be levied on under execution or other legal process;

         (f) Any petition in bankruptcy or other insolvency proceedings shall be filed by or against Tenant, or any petition shall be filed or other action taken to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations or to reorganize or modify Tenant's capital structure or indebtedness or to appoint a trustee, receiver or liquidator of Tenant or of any property of Tenant, or any proceeding or other action shall be commenced or taken by any governmental authority for the dissolution or liquidation of Tenant;

         (g) Tenant shall become insolvent, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall make a transfer in fraud of creditors, or a receiver or trustee shall be appointed for Tenant or any of its properties;

         (h) Tenant shall abandon or vacate the Leased Premises or any substantial portion thereof,

         (i) Tenant shall do or permit to be done anything which creates or causes to be filed a lien, security interest or other encumbrance (whether consensual or created by operation of law or otherwise) against all or any part of the Leased Premises, the Building or any property situated therein or Tenant's interest in this Lease; or

         (j) The death or legal incapacity of Tenant if Tenant is an individual person or the termination, dissolution or liquidation of Tenant, if Tenant is a corporation, partnership, or other entity.

SECTION 6.2. LANDLORD'S REMEDIES. Upon the occurrence of any default by Tenant under this Lease, Landlord may, at its sole option, do any one or more of the following, without any notice or demand for possession whatsoever, and Tenant hereby waives any and all notice and demand requirements imposed by applicable law:

         (a) Terminate this Lease, whereupon Landlord shall have the remedies set forth in Section 6.3 below;

         (b) Without having terminated this Lease, enter upon and take possession of the Leased Premises, whereupon Landlord shall have the remedies set forth in Section 6.4 below; or

         (c) Upon Tenant's failure to perform, observe or comply with the covenants set forth in Sections 2.2, 4. 1, or 4.7 of this Lease, Landlord may, without terminating this Lease and without taking possession of the Leased Premises, collect from Tenant (after notice as provided in Section 6.1 hereof), in addition to any rent payable by Tenant to Landlord under this Lease, as liquidated damages, a sum equal to twice the Base Rental (computed on a daily basis) for each day or any portion thereof that such default by Tenant continues, Landlord and Tenant agreeing that actual damages which might be sustained by Landlord by reason of such failure are uncertain and difficult to ascertain and that said sum would be reasonable and just compensation for such failure.

SECTION 6.3. TERMINATION OF LEASE. Upon termination of this Lease by Landlord, pursuant to Section 6.2(a), Landlord may forthwith repossess the Leased Premises and be entitled to recover as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises, (ii) the cost of removing and storing Tenant's or any other occupant's property, (iii) the unpaid rent accrued at the date of termination, and (iv) any other sum of money or damages that may be owed to Landlord as the result of the exercise of Landlord's rights at law or in equity.

SECTION 6.4. TERMINATION OF POSSESSION. Upon termination of Tenant's right of possession to the Leased Premises pursuant to Section 6.2(b), Landlord may repossess the Leased Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may (but shall not be obligated to) relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. In such event, Tenant shall be liable for and shall pay to Landlord all rent payable by Tenant under this Lease plus an amount equal to (i) the cost of recovering possession, (ii) the cost of decorations, repairs, changes, alterations and additions to the Leased Premises, (iii) the cost of collection of the rent accruing from such reletting, and (iv) any other costs incurred by Landlord in connection with such reletting, reduced by any sums received by Landlord through reletting the Leased Premises; provided. however, that in no event shall Tenant be entitled to any excess of any sums obtained by reletting over and above rent provided in this Lease to be paid by Tenant to Landlord. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Leased Premises that Landlord may deem necessary or advisable. Landlord may file suit to recover any sums falling due under the terms of this Section from time to time, and no delivery to or recovery by Landlord of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

SECTION 6.5. LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS. Should Tenant fail to perform any of its obligations hereunder, and such breach is not cured by Tenant after Tenant's receipt of written notice from Landlord and within the time periods specified in Section 6.1(d) above, Landlord may (but shall not be obligated to), enter upon the Leased Premises and perform all or any part of such obligations. Upon demand, Tenant shall reimburse Landlord for the cost to Landlord of performing such obligations plus profit and overhead in an amount equal to fifteen percent (15%) of such cost. No action taken by Landlord under this Section shall relieve Tenant from any of its obligations under this Lease or from any consequences or liabilities arising from the failure to perform such obligations.

SECTION 6.6. CUMULATIVE REMEDIES. The rights and remedies of Landlord under this Article shall be non-exclusive and shall be in addition to and cumulative of all other remedies available to Landlord under this Lease or at law or in equity.

SECTION 6.7.  LANDLORD'S LIEN.

         (a) In order to secure payment of all rent payable by Tenant to Landlord under this Lease and the faithful performance and observance of all covenants and agreements of Tenant under this Lease, Tenant grants to Landlord a lien and security interest on all Trade Fixtures, and all goods, wares, fixtures, equipment, furniture and other personal property now or hereafter placed in or upon the Leased Premises. Such property shall not be removed from the Leased Premises unless such removal is in the ordinary course of Tenant's business and Tenant is not at the time of such removal in default under this Lease. Tenant shall execute as debtor such financing statements as Landlord may now or hereafter reasonably request in order to perfect such security interest under the Uniform Commercial Code as enacted and enforced in the State of Texas, and Landlord may at its election at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under said Uniform Commercial code, in addition to and cumulative of the Landlord's liens and rights provided by law or by the other terms and provisions of the Lease. The lien and security interest granted to Landlord hereby foreclosed with or without court proceedings by public or private sale, provided that Landlord shall give Tenant at least five (5) days prior notice of the time and place of said sale, which Tenant hereby acknowledges and agrees to be reasonable notice of such sale; and Landlord shall have the right to become a purchaser on being the highest bidder at any such sale.

         (b) Provided that an event of default by tenant under this Lease (as defined in Section 6.1 hereof) does not then exist, Landlord agrees that upon written request of Tenant, Landlord shall execute and deliver to Tenant an agreement, reasonably satisfactory in form to Landlord and Landlord's attorneys, subordinating all of Landlord's liens and security interests, both statutory and contractual, to the lien or security interest of any lender taking or succeeding to a purchase money security interest on the Trade Fixtures, equipment, furniture and other personal property of Tenant located within the Leased Premises specified in such request. Such agreement shall contain a detailed and complete list of the specific items to which such agreement shall be applicable and shall also provide: (i) that such agreement shall be applicable only to property which Tenant has the right to remove upon expiration or earlier termination of the Lease and (ii) that any damage to the Leased Premise caused by the removal of the encumbered property shall be repaired to Landlord's satisfaction by the lender at no cost to Landlord.

SECTION  6.8. HOLDING OVER.    In the event Tenant remains in possession of the
Leased Premises after the expiration or termination of this Lease without the execution of a new lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant from month to month at a rental equal to twice the Base Rental and shall otherwise remain subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month to month tenancy. No holding over by Tenant after the expiration or termination of this Lease shall be construed to extend the Lease Term or in any other manner be construed as permission by Landlord to hold over.

SECTION 6.9. SECURITY DEPOSIT. Tenant shall pay the Security Deposit to Landlord on the date this Lease is executed by Tenant. Landlord may commingle the Security Deposit with its other funds and shall receive and hold the Security Deposit without liability for interest. Upon default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, apply such Security Deposit to the extent necessary to make good any arrears of rental or any other damage, injury, expense or liability caused by Landlord by reason of default by the Tenant. After any such application of Security Deposit, Tenant shall, upon request of Landlord, pay to Landlord the amount so applied so as to restore the Security Deposit to its original amount. Any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within a reasonable period of time after the termination of this Lease. If Landlord transfers its interest in the Leased Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

                                   ARTICLE 7

SECTION 7.1. ATTORNEY'S FEES AND OTHER EXPENSES. In the event of the default by either party hereto in the performance or observance of any of the terms, agreements or conditions contained in this Lease, the defaulting party shall be liable for and shall pay the prevailing party all expenses incurred by the prevailing party in enforcing any of the prevailing party's remedies for any such default, including, without limitation, the prevailing party's reasonable attorney's fees.

SECTION 7.2. AMENDMENTS, BINDING EFFECT. This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waiver or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

SECTION 7.3. NON-WAIVER. No course of dealing between Landlord and Tenant or any other person, nor any delay on the part of Landlord in exercising any rights under this Lease, nor any failure to enforce any provision of this Lease, nor the acceptance of rental by Landlord shall operate as a waiver of any rights of Landlord, except to the extent, if any, expressly waived in writing by Landlord. The waiver by Landlord of any agreement, condition or provision herein contained shall not be deemed a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained.

SECTION 7.4. NOTICES. Any notice or other communications to Landlord or Tenant required or permitted to be given under this Lease must be in writing and shall be effectively given if hand delivered to the addresses for Landlord and Tenant stated above or if sent by United States Mail, certified or registered, return receipt requested, to said addresses. Any notice mailed shall be deemed to have been given three (3) calendar days following the date of deposit of such item in a depository of the United States Postal Service. Notice effected other than by mail shall be deemed to have been given at the time of actual delivery. Either party shall have the right to change its address to which notices shall thereafter be sent by giving the other written notice thereof.

SECTION 7.5. INTEREST. All amounts of money payable by Tenant to Landlord under this Lease shall bear interest from the date due until paid at the maximum rate of interest permitted by law.

SECTION 7.6. MERGER OF ESTATES. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof, shall not constitute a merger; and upon such surrender or cancellation of this Lease, Landlord shall have the option, in Landlord's sole discretion, to (i) either terminate all or any existing subleases or subtenancies, or (ii) assume Tenant's interest in any or all subleases or subtenancies.

SECTION 7.7. OTHER TENANTS OF BUILDING. Neither this Lease nor Tenant's continued occupancy of the Leased Premises is conditioned upon the opening of any store or business in the Building, nor upon the continued operation of any such store or business.

SECTION 7.8. CONSENT BY LANDLORD. In all circumstances under this Lease where the prior consent or permission of Landlord is required before Tenant is authorized to take any particular type of action, such consent must be in writing and the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of Landlord, and it shall not constitute any nature of breach by Landlord under this Lease or any defense to the performance of any covenant, duty or obligation of Tenant under this Lease that Landlord delayed or withheld the granting of such consent or permission.

SECTION 7.9. LEGAL INTERPRETATION. This lease and the rights and obligations of the parties hereto shall be interpreted construed and enforced in accordance with the laws of the State of Texas and the United States. All obligations of the parties hereto shall be performable in, and all legal actions to enforce or construe this Lease shall be instituted in the courts of Dallas County, Texas. The determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate the remainder. All obligations of either party requiring any performance after the expiration of the Lease Term shall survive the expiration of the Lease Term and shall be fully enforceable in accordance with those provisions pertaining thereto. Section titles appearing in this Lease are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease.

SECTION 7.10. ENTIRE AGREEMENT. Tenant agrees that this Lease supersedes and cancels any and all previous statements, negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Leased Premises or the Building, and that there are no representations, agreements or warranties (express or implied, oral or written) between Landlord and Tenant with respect to the subject matter of this Lease, the Leased Premises or the Building other than contained in this Lease.

SECTION 7.11. ASSIGNMENT BY LANDLORD. Landlord shall have the right at any time to transfer and assign in whole or in part, by operation of law or otherwise, its rights, benefits, privileges, duties and obligations hereunder or in the Property.

SECTION 7.12. TENANT'S AUTHORITY. Tenant represents and warrants that it has the full right, power and authority to enter into this Lease and to perform its obligations hereunder, and that upon execution of this Lease by Tenant, this Lease shall constitute a valid and legally binding obligation of Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly and validly existing corporation, that the execution of this Lease by such persons on behalf of Tenant has been duly authorized by all necessary corporate action and that Tenant is qualified to do business in the State of Texas.

SECTION 7.13. LANDLORD'S LIABILITY. Any provisions of this Lease to the contrary notwithstanding, Tenant hereby agrees that no personal, partnership or corporate liability of any kind or character whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord or its partners or venturers for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedy of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Building.
In no event shall Landlord incur any liability or obligation to Tenant or other person or entity with respect to any action, omission, or inaction, negligent or otherwise, of Landlord, except as such may be due to the gross negligence or willful misconduct of Landlord.

SECTION 7.14. TIME OF ESSENCE. In all instances where Tenant is required under this Lease to pay any sum or do any act at a particular time or within a particular period, it is understood that time is of the essence.

SECTION 7.15. INSTRUMENTS AND EVIDENCE REQUIRED TO BE SUBMITTED TO LANDLORD. Each written instrument and all evidence of the existence or non-existence of any circumstances or condition which is required by this Lease 'Lo be furnished to Landlord shall in all respects be in form and substance satisfactory to Landlord, and the duty to furnish such written instrument or evidence shall not be considered satisfied until Landlord shall have acknowledged that it is satisfied therewith.

SECTION 7.16. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

SECTION 7.17. GENDER AND NUMBER. The pronouns of any gender shall include the other gender and either the singular or the plural shall include the other.

SECTION 7.18. RECORDATION. Tenant agrees not to record this Lease or any instrument to which this Lease may now or hereafter be attached.

                                   ARTICLE 8

SECTION 8.1. FORCEMAJEURE. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

SECTION 8.2. COMMISSIONS. Tenant represents and warrants that no broker has represented it in this lease transaction and that no broker is owed a commission or fee in connection with the consummation of this lease transaction. Tenant hereby indemnifies and holds Landlord harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease or the expansion of the Leased Premises hereunder, if applicable, due to any action by Tenant. The provisions of this paragraph shall survive the termination of this Lease.

SECTION 8.3. USE OF THE TERM "INFOMART". Tenant shall not use the term "INFOMART" in any of its activities, including, without limitation, advertising and marketing activities, without the prior written consent of Landlord.
Copies of all proposed written materials and advertising containing reference to the term "INFOMART" shall be furnished to Landlord in advance for its review and written approval. Any permitted use of the term "INFOMART" by

Tenant shall additionally include the phrase "Where Technology Lives' immediately after such use. Tenant shall not permit any third party to use the term "INFOMART" in any of its activities and shall report to Landlord any unauthorized uses of such term which comes to its attention. The breach by Tenant of any provisions of this Section 8.3 shall constitute an event of default under this Lease and shall entitle Landlord to exercise any right or remedy available to Landlord hereunder, at law or in equity. Tenant shall indemnify and hold Landlord harmless from against any loss, cost. claim, liability, cause of action, or expense whatsoever (including, without limitation, attorney's fees and other costs and expenses of defending against any such claim) arising or alleged to arise from any unauthorized use by Tenant, or its agents or employees of the term "INFOMART".

SECTION 8.4. EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer or option to Tenant. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord, and this Lease has been approved by Landlords mortgagee.

SECTION 8.5. EXHIBITS, SCHEDULES AND RIDERS. The Exhibits and Riders attached to this Lease are hereby incorporated herein and hereby made a part of this Lease.

IN TESTIMONY HEREOF, the parties have executed this Lease as of the day and year first above written.


                                 LANDLORD
                                 --------

                                    IM JOINT VENTURE, a Texas joint venture

                                    By: IFM PARTNERSHIP,  a Texas general
                                    partnership, a Joint Venturer

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title: Partner

                                 TENANT
                                 ------

                                    VERIO, INC., a Delaware corporation

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

Exhibit "A" - Property Description
Exhibit "B" - Building Rules
Exhibit "C" - Designation of Leased Premises
Exhibit "D" - INFOMART Policy Statement
Exhibit "E" - Work Letter (Allowance)
Exhibit "F" - Right of First Refusal
Exhibit "G" - Renewal Option
Exhibit "H" - Parking

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                  EXHIBIT "A"

      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                             VERIO, INC., as Tenant

                              PROPERTY DESCRIPTION

BEING a 25.454 acre tract of land situated in the City of Dallas, Dallas County, Texas and out of the James A. Sylvester Survey, Abstract No. 1383 and being a part of City of Dallas Block No. 6053, also being the same tract of land conveyed to Dallas Market Center Company by a Special Warranty Deed recorded in Volume 82113, Page 3240 of the Deed Records of Dallas County, Texas, said 25.454 acre tract of land being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found for the point of intersection of the southwesterly right-of-way line of the Chicago Rock Island and Pacific Railroad with the northwesterly right-of-way line of Oak Lawn Avenue;

THENCE with the northwesterly right-of-way line of Oak Lawn Avenue the following:

         South 31 31'40" West a distance of 366.74 feet to an "X" chiseled in concrete found for comer in a curve to the right, the radius point of said curve bearing North 50 08'58" West a distance of 241.00 feet from said "XI";

         Southwesterly with said curve to the right through a central angle of 03 09'20" an arc distance of 13.27 feet to an "XI" chiseled in concrete set for the point of reverse curvature of a curve to the left having a radius of 259.00 feet;

         Southwesterly with said curve to the left through a central angle of 11 28'43" an arc distance of 51.89 feet to a 1/2 inch iron rod found for the point of reverse curvature of a curve to the right having radius of 129.00 feet;

         Southwesterly with said curve to the right through a central angle of 24 06'22" an arc distance of 138.22 feet to a 1/2 inch iron rod set for the point of compound curvature of a curve to the right having a radius of 50.00 feet;

         Northwesterly with said curve to the right through a central angle of 24 06'22" an arc distance of 21.04 feet to a 1/2 inch iron rod found in the northeasterly right-of-way line of Stemmons Freeway for the point of compound curvature of a curve to the right having a radius of 1 130.92 feet;

         THENCE with the northeasterly right-of-way line of Stemmons Freeway the following:

         Northwesterly with said curve to the right through a central angle of 07 24'40" an arc distance of 146.28 feet to a 1/2 inch iron rod found for the point of tangency of said curve;

         North 55 33'45" West a distance of 816.18 feet to a 1/2 inch iron rod found for point of curvature of a curve to the left having a radius of 3289.04 feet;

         Northwesterly with said curve to the left through a central angle of 0 1 23'21 " an arc distance of 79.74 feet to a bolt in concrete found for the most southerly comer of a tract of land leased to Southwestern Furniture Mart Co. from Industrial Properties Corporation as recorded in Volume 67076, Page 0690 of the Deed Records of Dallas County, Texas;

THENCE departing the northerly right-of-way line of Stemmons Freeway with the easterly line of the Southwestern Furniture Mart Company tract, North 09 21'30' East a distance of 1064.46 feet to a 1/2 inch iron rod found for comer in the curving southwesterly right-of-way line of the Chicago, Rock Island and Pacific Railroad, the radius point of said curve being situated South 33 11'48" West a distance of 1599.88 feet;

THENCE with the southerly right-of-way lien of the Chicago, Rock Island and Pacific Railroad the following:

         Southeasterly with said curve to the right through a central angle of 02 41'48" an arc distance of 75.30 feet to a 1/2 inch iron rod found for comer;

         North 52 07'00" East a distance of 30.1 1 feet to a 1/2 inch iron rod found for comer in a curve to the right, the radius point of said curve being situated South 32 19'18" West a distance of 1553.95 feet;

         Northwesterly with said curve to the right through a central angle of 21 26'39" an arc distance of 581.59 feet to a 1/2 inch iron rod set for comer;

         North 45 16'10" East a distance of 53.07 feet to 1/2 inch iron rod set for comer;

         South 31 48'40" East a distance of 976.20 feet to he POINT OF
         BEGINNING;

CONTAINING an area of 25.454 acres of land,

                                  EXHIBIT "B"

      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                             VERIO, INC., as Tenant

                             RULES AND REGULATIONS

1. No additional locks shall be placed on the doors of the Leased Premises by Tenant, nor shall any existing locks be changed unless Landlord is immediately furnished with two keys thereto. Landlord will without charge furnish Tenant with two keys for each lock existing upon the entrance doors when Tenant assumes possession with the understanding that at the termination of the lease these keys shall be returned or paid for at five dollars ($5.00) each. A deposit of one dollar ($1.00) each shall be required for additional keys.

2. Tenant shall not at any time display a "For Rent" sign upon the Building or the Leased Premises, or advertise the Leased Premises for rent.

3. Safes and other unusually heavy objects shall be placed by Tenant only in such places as may be approved by Landlord. Any damage caused by overloading the floor or by taking in or removing any object from the Leased Premises or the Building shall be paid by Tenant.

4. Windows facing on corridors shall at all times be wholly clear and uncovered (except for such signs as Landlord may approve) so that a full unobstructed view of the interior of the Leased Premises may be had from the corridors, unless otherwise approved in writing by Landlord.

5. No vehicles or animals shall be brought into the Building, other than as required by handicapped persons.

6. Tenant shall not make any changes in the pipes, ducts, or wiring serving the Leased Premises or add any additional pipes, ducts, or wiring without the prior written consent of Landlord, and any such changes or additions shall be made in such manner as Landlord may-direct.

7. No sign, tag, label, picture, advertisement, or notice (other than price tags of customary size used in marking samples) shall be displayed. distributed, inscribed, painted or affixed by Tenant on any part of the outside of the Building or of the Leased Premises without the prior written consent of the Landlord.

8. In the event Landlord should advance upon the request, or for the account of the Tenant, any amount for labor, material, packing, shipping, postage, freight or express upon articles delivered to the Leased Premises or for the safety, care, and cleanliness of the Leased Premises, the amount so paid shall be regarded as additional rent and shall be due and payable forthwith to the Landlord from the Tenant.

9. The corridors and hallways of the Building shall not be used by Tenant for any purpose other than ingress to or egress from the Leased Premises.

10. Tenant shall not do or permit to be done within the Leased Premises anything which would unreasonably annoy or interfere with the rights of other tenants in the Building, or which might constitute a potential hazard to other tenants or visitors.

11. During the thirty (30) days prior to the expiration of this Lease, Landlord may show the Leased Premises to prospective tenants.

12. Tenant shall not put or operate any steam engine, boiler, industrial machinery or stove in the Building or upon the Leased Premises or do any cooking thereon or use or allow to be kept in the Building or upon the Leased Premises any explosives or any kerosene, camphene, bottled gas, oil or other highly flammable materials, except gas supplied through metal pipes for heating purposes and normal and customary cleaning and janitorial supplies to the extent permitted under applicable laws.

13. Landlord reserves the right to prescribe reasonable qualifications for admission into the Building.

14. Models, salespersons or other employees or representatives of Tenant, shall not model, demonstrate display, or show in any manner any merchandise outside of the Leased Premises in the Building or on the Property without Landlord's prior written consent.

15. As a courtesy, but not as an obligation, Landlord may, at Landlord's option, upon request by Tenant, receive and store articles or merchandise delivered to Tenant at the Building; provided, however that such articles of merchandise are properly addressed and identified and all postage, handling and delivery charges are prepaid by Tenant. Landlord assumes no responsibility whatsoever for the loss, damage or destruction of such articles of merchandise received at the Building by Landlord on behalf of Tenant, and Tenant hereby waives all claims against Landlord for any damage or loss arising at any time from the loss, damage or destruction of such articles of merchandise. Tenant agrees to pay to Landlord as additional rent the amount of all storage, delivery, handling and other expenses incurred by Landlord as a result of the receipt and storage of such articles of merchandise.

16. Canvassing, peddling, soliciting and distribution of handbills or any other written material in the Building or in the Building's parking areas are prohibited, and each tenant shall cooperate to prevent the same.

17. If the Leased Premises front on the atrium within the Building, Tenant shall cause the Leased Premises to be kept open for business and occupied by Tenant's personnel during all normal business hours of the Building.

18. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part. the terms, covenants, agreements and conditions of any lease of space in the Building.

19. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

20. Smoking is permitted within the Building only in areas so designated by Landlord. Smoking within the Leased Premises is at the discretion of Tenant, provided, however, that such smoke does not migrate into the Building's common areas, hallways, etc. or into another tenant's premises. Tenant hereby indemnifies Landlord from any and all claims resulting from Tenant's permitting of smoking within the Leased Premises. Landlord reserves the right to change areas where smoking is permitted and change these Regulations, including designating the Building as non-smoking.

21. Tenant shall comply with the INFOMART Policy Statement. Tenant shall be liable for all injuries and damages sustained by Landlord or Landlord's agents or by other tenants, occupants, or invitees of the Building by reason of any breach of the requirements of the INFOMART Policy Statement by Tenant or Tenant's agents, employees or invitees.

22. Landlord may amend these Rules and Regulations from time to time and such changes shall be binding upon Tenant.

                                  EXHIBIT "C"

      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                             VERIO, INC., as Tenant

--------------------------------------------------------------------------------

                         DESIGNATION OF LEASED PREMISES

                        (For illustrative purposes only)

                                   [CHART]

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
                                  EXHIBIT "D"

      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                             VERIO, NC., as Tenant

                           INFOMART POLICY STATEMENT

           GENERAL POLICIES AND PROCEDURES REGARDING INFOMART, DALLAS

1. PERMANENT TENANT QUALIFICATIONS. Permanent tenants must be producers of hardware, software or services utilizing information processing equipment unless otherwise specifically approved by Landlord. If the tenant's business includes the resale of products or services, the tenant must add to or enhance the value of such products or services.

2.       TEMPORARY EXHIBITOR REGULATIONS.

         (a) During designated temporary trade events sponsored by Landlord which are conducted in conjunction with the use of permanent showrooms and which include the rental of temporary exhibit space, permanent tenants will be offered a priority selection of such temporary exhibit space based in the initial year upon the dates on which such permanent tenants entered into leases for space within the Building and in subsequent years on a priority basis reasonably determined by Landlord.

         (b) When temporary exhibit space is used in conjunction with permanent showrooms, non-information processing industry representatives may display wares for specific trade markets.

         (c) Temporary space areas may be rented independent of permanent showrooms, in which event Landlord will have sole discretion as to exhibition policies.

3. BUSINESS HOURS. Permanent showrooms bounded by an atrium wholly or partially will be open and staffed during all normal business hours of the Building. Showrooms must be open during all Landlord sponsored trade events with exceptions approved in writing by Landlord. The hours of these events will be established by Landlord.

4. SALES POLICY. Warehousing and on-site delivery to customers is prohibited in permanent showrooms and in exhibit space when used in conjunction with showrooms. Payment for products or services that are of a retail sales nature are prohibited (provided, however, that payment or partial payment for orders taken at the Building for future delivery to a buyer will be allowed if it is within the applicable tenant's normal business practice and is not of a retail sales nature, it being the intention hereof to permit payments or partial payments intended to bind an order for future delivery without in any way qualifying or circumventing the prohibition within the Building against retail sales).

5. ACCESS AND ADMISSION OF VISITORS. Landlord reserves the right to implement and/or use any or all of the following policies with regard to access and admission of visitors into the Building. Tenant will receive prior notice of any change in the policy.

         (a) All entrants to the Building will be registered and issued an identification badge with the exception of visitors with a pre-arranged appointment with a specific tenant. Appointment-only visitors will be issued a badge which requires such visitors to be accompanied by the applicable inviter. Appointment- only visitors will not be required to register on the Building's visitor database.

         (b) Terms of issuance of badges will be annual with the exception of specific trade events, including without limitation conferences and symposia, in which event badges will be valid only during the scheduled event. Temporary user badges will be issued to non-scheduled daily visitors.

         (c) A registration fee will be established by Landlord which will defray the cost of registration and better ensure the quality of visitors.

         (d) Permanent tenants' badges will be issued based on one badge per 500 Usable Square Feet of space, with additional badges available upon payment of a registration fee cost or annual renewal cost.

         (e) Members of the press and educational institutions will be issued a maximum of five annual complimentary badges with additional badges available upon payment of the standard registration fee.

         (f) Employees and agents of Landlord will be issued badges at the discretion of Landlord.

         (g) Visitor registration information deemed appropriate by Landlord will be made available to permanent tenants. Information regarding tenant invitees will be proprietary and not available to tenants. Attendee registration lists of externally sponsored events will be the property of the sponsoring group.

6.       PUBLIC FUNCTION/ON-SITE ACCOMMODATIONS.

         (a) A visitor information directory system will be provided by Landlord to assist visitors in locating vendors. Tenant and exhibitor listings will be categorized by company name and product offerings. Each tenant is eligible to multiple product listings applicable, up to a maximum of one product category listing per 500 Usable Square Feet of permanent lease space. Additional listings may be issued at a nominal fee subject to product eligibility.

         (b) Tenant's meeting room use will be coordinated on a reservation basis and all tenants will be eligible. Standard fees will be applied and Landlord will control the rental of these areas and the use of the areas will be coordinated by the buyer/tenant services department of Landlord. Reservations for meeting room space within the Building will be on a first-come first-served basis.

7. MERCHANDISING OF INFOMART. INFOMART reserves the right to list tenants, partially or in entirety, of INFOMART in merchandising programs and agrees that such use shall not contain editorial references regarding specific tenants.

8. TENANT PARKING. On-site parking for employees and guests of tenants shall be made available. Tenants are eligible to one parking space per 1,000 Rentable Square Feet of permanent lease space, subject to such terms and conditions (including without limitation such rental or other charges) as Landlord may from time to time impose.

9. AMENDMENTS TO GENERAL POLICIES AND PROCEDURES. Landlord may amend its policies from time to time and such changes shall be binding upon Tenant.

                                  EXHIBIT "E'

      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                             VERIO, INC., as Tenant

                            WORK LETTER (ALLOWANCE)

This Work Letter ("Work Letter") describes and specifies the right and obligations of Landlord and Tenant with respect to certain allowances granted to Tenant hereunder and rights and responsibilities of Landlord and Tenant with respect to the design, construction and payment for the completion of Tenant's initial leasehold improvements ("Initial Improvements") within the Leased Premises.

1. DEFINITIONS. Terms which are defined in the Lease shall have the same meaning in this Work Letter. Additionally, as used in this Work Letter, the following terms (when delineated with initial capital letters) shall have the respective meaning indicated for each as follows:

         (a) "Allowance" shall mean an amount not to exceed Ninety-Eight Thousand One Hundred Forty-three and 70/100ths Dollars ($98,143.70).

         (b) "Basic Construction of the Building" shall mean the structure of the Building as built on the date of this Work Letter.

         (c) "Landlord's Architect" shall mean the architect designated by Landlord as its architect, from time to time, to perform the functions of Landlord's Architect hereunder.

         (d) "Plans and Specifications" shall mean collectively, the plans, specifications and other information prepared or to be prepared by Tenant's Architect and, where necessary, by Landlord's electrical, mechanical and structural engineers, all at Tenant's expense, which shall detail the Work required by Tenant in the Premises and which shall be approved in writing by both Tenant and Landlord prior to the commencement of such Work.

         (e) "Tenant's Architect" shall mean ________________________ who is an architect licensed to practice in the State of Texas.

         (f) "Work" shall mean all materials and labor to be added to the Basic Construction of the Building in order to complete the installation of the Initial Improvements within the Leased Premises for Tenant in accordance with the Plans and Specifications, including, without limitation any modifications to the Building, any electrical or plumbing work required to meet Tenant's electrical and plumbing requirements, and any special air conditioning work required to be performed in the Leased Premises.

         (g) "Cost of the Work" shall mean the cost of all materials and labor to be added to the Basic Construction of the Building in order to complete the installation of the Initial Improvements within the Leased Premises in accordance with the Plans and Specifications.

         (h) "Tenant's Costs" shall mean that portion of the Cost of the Work in excess of Allowance.

         (i) "Change Costs" shall mean all costs or expenses attributable to any change in the Plans and Specifications which, when added to other costs and expenses incurred in completing the Work, exceed Allowance, including, without limitation, (i) any cost caused by direction of Tenant to omit any item of Work contained in the Plans and Specifications, (ii) and additional architectural or engineering services, (iii) any changes to materials in the process of fabrication, (iv) the cancellation or modification of supply or fabricating contracts, (v) the removal or alteration of any Work or any plans completed or in process, or (vi) delays affecting the schedule of the Work.

         (j) "Working Days" shall mean all days of the week other than Saturday, Sunday, and legal holidays.

         (k) "Contractor" shall mean the contractor or contractors engaged by Tenant to perform the Work in accordance with the provisions of Section 4.2(b) of the Lease.

2.       PROCEDURE AND SCHEDULES FOR THE COMPLETION OF PLANS AND
         SPECIFICATIONS. The Plans and Specifications shall be completed in accordance with the following procedure and time schedules:

         (a) Design Drawings. Within thirty (30) Working Days from execution of the Lease, Tenant shall submit to Landlord four
                 (4) sets of prints of design drawings, specifying the intended design, character and finishing of the Initial Improvements within the Leased Premises. Such package shall include separate drawings for signs in accordance with Landlord's sign criteria. The design drawings shall set forth the requirements of Tenant with respect to the installation of the Initial Improvements within the Leased Premises, and such drawings shall include, without limiting their scope, a Tenant approved space plan, architectural design of the space, including office front, plans, elevations, sections, and renderings indicating materials, color selections and finishes.

                 (i) After receipt of design drawings, Landlord shall return to Tenant one set of Prints of design drawings with Landlord's suggested modifications and/or
                          approval.   If, upon receipt of approved design
                          drawings bearing Landlord's comments, Tenant wishes to take exception thereto, Tenant may do so in writing, by certified mail addressed to Landlord, within five (5) Working Days from the date of receipt of Landlord's comments on the design drawings. Unless such action is taken, Tenant will be deemed to have accepted and approved all of Landlord's comments on the design drawings.

                 (ii) If design drawings are returned to Tenant with comments, but not bearing approval of Landlord, the design drawings shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant.

         (b) Completion of Plans and Specifications. All Plans and Specifications shall be prepared in strict compliance with applicable Building standards and requirements, this Work Letter and otherwise, and shall also adhere to the design drawings approved by Landlord. In order to assure the compatibility of Tenant's electrical and mechanical systems and the compatibility of Tenant's structural requirements with the existing Building and in order to expedite the preparation of Tenant's electrical, mechanical and structural drawings, Tenant or Tenant's Architect shall deliver to Landlord's Architect, not later than thirty (30) Working Days from the date of Landlord's approval of design drawings, a detailed plan setting forth any and all electrical, mechanical and structural requirements, and Landlord's Architect shall retain, at Tenant's expense, Landlord's electrical, mechanical and structural engineers to prepare all necessary electrical, mechanical and structural construction drawings which shall be included as a part of the Plans and Specifications. All construction documents and calculations prepared by Tenant's Architect shall be submitted by Tenant, in the form of four

         (b)     sets of blueline prints. to Landlord for approval within ten
                 (10) Working Days after the date of receipt by Tenant of Landlord's approval of design drawings. If the Plans and Specifications are returned to Tenant with comments, but not bearing approval of Landlord, the Plans and Specifications shall be immediately revised by Tenant and resubmitted to Landlord for approval within fifteen (I 5) Working Days of their receipt by Tenant.

                 (i) The fees for Tenant's Architect and any consultants or engineers retained by or on behalf of Tenant or Tenant's Architect (including, but not limited to, the electrical, mechanical and structural engineers required to be retained under this paragraph) shall be paid by Tenant. Tenant shall also pay for any preliminary drawings by Landlord's Architect for review of the design drawings, the Plans and Specifications, and any revisions to such documents, and the fees and expenses of Landlord's Architect for inspection of the Work, as required by Landlord. Tenant may use funds from the Allowance to make such payments.

                 (ii) Tenant shall have the sole responsibility for compliance of the Plans and Specifications with all applicable statutes, codes, ordinances and other regulations, and the approval of the Plans and Specifications or calculations included therein by Landlord shall not constitute an indication, representation or certification by Landlord that such Plans and Specifications or calculations are in compliance with said statutes, codes, ordinances and other regulations. In instances where several sets of requirements must be met. the requirements of Landlord's insurance underwriter or the strictest applicable requirements shall apply where not prohibited by applicable codes.

3. TERMINATION RIGHT. If for any reason Landlord and Tenant have not agreed in writing upon final Plans and Specifications on or before the date which is ninety (90) Working Days from the date hereof, then Landlord or Tenant shall have the right to terminate the Lease by providing the other party with written notice of the electing parties' decision to terminate this Lease within thirty (30) days from the expiration of such ninety (90) day period. The failure of either party to exercise such termination right in the manner and within the time period specified above shall be deemed to be an irrevocable waiver of such right.

4. PAYMENT. In the event Landlord acts as the general contractor for the Initial Improvements in the Leased Premises, the Allowance will be applied to offset the amounts due Landlord as reflected in the monthly invoices therefor submitted by Landlord to Tenant. In the event Landlord does not act as the general contractor for the Initial Improvements in the Leased Premises, Landlord shall pay the Allowance to Tenant within thirty (30) days of Landlord's receipt of invoices submitted by Tenant to Landlord. Any amount required over the Allowance will be paid by Tenant-, any savings will be credited toward Tenant's Base Rental.

5. PERFORMANCE OF WORK AND DELAYS. Tenant shall cause the Contract or to perform the Work in strict accordance with the Plans and Specifications. If a delay shall occur in the completion of the Work by tenant as the probable result of (i) any failure to furnish when due Tenant's design drawings, Tenant's electrical, mechanical and/or structural requirements, Tenant's Plans and Specifications or any revision to any such documents, (ii) any change by Tenant in any of the Plans and Specifications, (iii) any state of facts which gives rise to a change referred to in the definition of Change Costs or any changes resulting in a Change Cost, (iv) any other act or omission of Tenant, its agents or employees, including any violation of the provisions of the Lease or any delay in giving authorizations or approvals pursuant to this Work Letter, or (v) any other cause except
         (a) as specified in Section 8.1 of the Lease or (b) arising from a default by Landlord, then any such delay shall not justify any extension of the Commencement Date of the Lease.

6. CHANGE ORDERS. All changes and modifications in the Work from that contemplated in the Plans and Specifications, whether or not such change or modification gives rise to a Change Cost, must be evidenced by a written Change Order executed by both Landlord and Tenant. In that regard, Tenant shall submit to Landlord such information as Landlord shall require with respect to any Change Order requested by Tenant. After receipt of requested Change Order, together with such information as Landlord shall require with respect thereto, Landlord shall return to Tenant either the executed Change Order, which will evidence Landlord's approval thereof, or the Plans and Specifications with respect thereto with Landlord's suggested modification.

7. WHOLE AGREEMENT; NO ORAL MODIFICATION. This Work Letter embodies all representations, warranties and agreements of Landlord and Tenant with respect to the matter described herein, and this Work Letter may not be altered or modified except by an agreement in writing signed by the parties.

8. PARAGRAPH HEADINGS. The paragraph headings contained in this Work Letter are for convenient reference only and shall not in any way affect the meaning or interpretation of such paragraphs.

9. NOTICES. All notices required or contemplated hereunder shall be given to the parties in the manner specified for giving notices under the Lease.

10. BINDING EFFECT. This Work Letter shall be construed under the laws of the State of Texas and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

11. CONFLICT. In the event of conflict between this Work Letter and any other exhibits or addenda to this Lease, this Work Letter shall prevail.

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
                                  EXHIBIT "F"

      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                             VERIO, INC., as Tenant

                             RIGHT OF FIRST REFUSAL

This Exhibit "F" describes and specifies the right of first refusal option hereby granted by Landlord to Tenant with respect to certain space within the Building described below, which is being granted upon the following terms and conditions:

1. DEFINED TERMS. For purposes of this Exhibit "I"', all terms defined in the Lease (including other exhibits to the Lease) will be utilized herein without further definition. In addition, when delineated with initial capital letters, the following terms shall have the following respective definitions and meanings:

         (a) "Refusal Right" shall refer to the right of first refusal being granted to Tenant during the Lease Term pursuant to the provisions of Paragraph 2 below.

         (b) "Refusal Space" shall mean approximately 9,205 Rentable Square Feet, Suite 2001, located on the second floor of the Building as designated on the floor plan attached and incorporated herein as Schedule "A".

         (c) "Expansion Effective Date' shall mean the date on which any Refusal Space is delivered to Tenant pursuant to the exercise by Tenant of its Refusal Right.

2. GRANT OF REFUSAL RIGHT. Provided that Tenant is not in material default under the Lease, Landlord hereby grants Tenant the Refusal Right with respect to the Refusal Space .

3. EXERCISE OF REFUSAL RIGHT. Landlord shall, in the event that Landlord receives an offer from a bona fide third-party tenant to lease all or any part of the Refusal Space during the first twelve (12) months of the Lease Term notify Tenant in writing of such offer ("Offer Notice"). Tenant shall have five (5) business days from the receipt of such notice to notify Landlord, in writing, of the exercise of Tenant of Tenant's Refusal Right with respect to the Refusal Space; and in the event Tenant fails to so notify Landlord within such five
         (5) business day period, Tenant shall be deemed to have irrevocably waived its Refusal Right with respect to the Refusal Space.

4. RENTAL. In the event Tenant exercises Tenant's Refusal Right within the first twelve (12) months of the Lease Term, the Base Rental applicable to the Refusal Space shall be at the then current market rate.

5. DELIVERY OF REFUSAL SPACE. In the event that Tenant elects to exercise its Refusal Right and does in fact exercise such option in the manner and within the time periods specified herein, Landlord and Tenant shall, within fifteen (15) days after Tenant delivers to Landlord notice of its election, enter into a written agreement modifying and supplementing the Lease and containing such other terms and provisions as Landlord may deem appropriate. Except as may be specifically modified in such written agreement and except with respect to the Base Rental applicable to the subject Refusal Space, the terms and provisions of the Lease shall, on the applicable Expansion Effective Date, automatically and without the necessity of further documentation, become and be deemed to be a part of the Leased Premises. Effective as of the applicable Expansion Effective Date, the Rentable Square Feet within the subject Refusal Space shall be included within the determination of Tenant's Proportionate Share as provided in Section 2.4 of this Lease.

         Any Refusal Space shall be delivered to Tenant vacant and unoccupied and 'as is". Landlord shall use reasonable diligence to deliver the applicable Refusal Space on the date specified by Landlord, but in no event shall Landlord have any liability for the failure to deliver the subject space to Tenant on such date, nor shall any such failure impair the validity of the Lease, extend the Lease Term, or impair any obligations of Tenant under the Lease, it being understood that the Base Rental applicable to the subject Refusal Space shall be abated until possession is delivered to Tenant in full settlement of all claims that Tenant might otherwise have against Landlord by reason of its failure to deliver possession of the subject space to Tenant.

6. TERMINATION OF REFUSAL RIGHT. The Refusal Right shall automatically terminate upon (i) June 1, 1998, (ii) the expiration or termination of the Lease Term, whether by Landlord upon the occurrence of an event of default or otherwise, or (iii) an assignment, subletting, or other transfer by Tenant of any part of its leasehold interest hereunder to any person or entity other than an Affiliate, whether or not with the approval of Landlord. In addition, the Refusal Right shall not be applicable during any renewal or extension of the Lease Term.

                                  SCHEDULE "A"

To Exhibit "F" to Lease Agreement By and Between IM Joint Venture, as Landlord
                         and VERIO, INC., as Tenant

                                 REFUSAL SPACE

                        (For illustrative purposes only)

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                                  EXHIBIT "G"

      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                             VERI0, NC., as Tenant

                                 RENEWAL OPTION

1. DEFINED TERMS. For purposes of this Exhibit "G", all terms defined in the Lease (including other exhibits to the Lease) will be utilized herein without further definition. In addition, when delineated with initial capital letters, the following term shall have the following definition and meaning:

         (a) "Renewal Date' shall mean the first day next following the expiration date of the Lease Term.

2. GRANT OF OPTION. Tenant shall have the following option ("Option") to renew this Lease:

         Tenant may, by notifying Landlord of its election in writing at least six (6) full calendar months prior to the end of the Lease Term, renew this Lease for an additional lease term (the "Second Lease Term') beginning on the first (1st) Renewal Date and continuing for five (5) years thereafter. Such renewal shall be on all of the terms and conditions of this Lease which are not inconsistent herewith, except that no renewal option shall exist during the Second Lease Term.

         The Base Rental payable beginning on the first (1st) Renewal Date and continuing thereafter shall be at the then current market rate.

         Failure by Tenant to notify Landlord of Tenant's election to exercise the renewal option herein granted within the time limits set forth for such exercise shall constitute a waiver of such Option. Notwithstanding the foregoing, the Option shall not be applicable at any time when there is an uncured event of default under the Lease.
         In addition, the Option shall automatically terminate upon the termination of the Lease Term, whether by Landlord upon the occurrence of an event of default or otherwise or, at the option of Landlord, in its sole discretion, upon the assignment, subletting, or other transfer by Tenant, whether or not with the approval of Landlord to any person or entity other than an Affiliate.
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                                  EXHIBIT "H"

      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                             VERIO, NC., as Tenant

                                    PARKING

This Exhibit "H" ("Exhibit") supersedes Rule 8 of Exhibit "D" attached to the Lease and describes and specifies Tenant's non-exclusive right to use four (4) non-reserved parking spaces ("Spaces") located inside the Building's card access parking garage ("Parking Garage"). Spaces in the surface parking lots associated with the Building and located on the Property ('Surface Parking") are provided for the non-exclusive and common use of Landlord, all tenants of the Building, and their respective guests and invitees. Utilization of the Surface Parking is subject to availability (and Landlord shall have no obligation to provide available Surface Parking) and to such rules and regulations as may be promulgated by Landlord from time to time. Use of the Parking Garage and the Surface Parking is subject to the terms and conditions set forth below.

1. DEFINITIONS. The terms which are defined in the Lease shall have the same meaning in this Exhibit.

2. GRANT. Provided no event of default has occurred and is continuing under the Lease, Tenant shall be permitted, free of charge, non-exclusive use of Spaces in the Parking Garage during the Lease Term for the parking of four (4) vehicles. Tenant shall also have the right to use the Surface Parking, free of charge, during the Lease Term.

3. RISK. All motor vehicles (including all contents thereof) shall be parked in the Spaces or in the Surface Parking, as applicable, at the sole risk of Tenant. its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the Spaces or in the Surface Parking, as applicable, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of Tenant's use of the Spaces or the Surface Parking pursuant to this Agreement.

4. RULES AND REGULATIONS. In its use of the Spaces and the Surface Parking, Tenant shall follow all of the Rules and Regulations of the Building (attached to the Lease as Exhibit "B") applicable thereto, as the same may be amended from time to time. Upon the occurrence of any breach of such rules or default by Tenant under the Lease, Landlord shall be entitled to terminate this Exhibit, in which event Tenant's right to utilize the Spaces and/or the Surface Parking shall thereupon automatically cease.

5. SECURITY. Landlord shall be entitled to utilize whatever access device Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to
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         insure that only tenants authorized to use spaces in the Parking
         Garage are using such spaces. In the event Tenant, its agents or employees wrongfully park in any of the Parking Garage's spaces, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $25.00 for each such occurrence. Tenant hereby agrees to pay all amounts failing due hereunder upon demand therefor, and the failure to pay any such amount shall additionally be deemed an event of default under the Lease, entitling Landlord to all of its rights and remedies thereunder.

6. ADDITIONAL SPACES. In the event that Tenant expands the Leased Premises, Tenant shall been titled to additional Spaces within the Parking Garage based upon a ratio of one (1) additional Space per additional 1,000 Usable Square Feet incorporated into the Leased Premises. Such additional Spaces shall be subject to such monthly rates, terms, conditions, and regulations as are, from time to time, promulgated by Landlord and charged or applicable to patrons of said Parking Garage for spaces similarly situated within said Parking Garage. The parking rate for each of the Spaces as of the date hereof is $45.00.
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